Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-81825 of Vodafone Group Plc on Form S-8 and in Post-Effective Amendment No. 1 to Registration Statement No. 333-10762 on Form F-3 of Vodafone Group Plc of our report dated 27 May 2003 appearing in this Annual Report on Form 20-F of Vodafone Group Plc for the year ended 31 March 2003.

/s/ Deloitte & Touche

Deloitte & Touche
Chartered Accountants
London, England
11 June 2003